UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2007
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EAU Technologies, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-51807	87-0654478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1464 West 40 South, Suite 200, Lindon, Utah 84042
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (801) 443-1031

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director. On September 6, 2007, the Board of Directors of EAU Technologies, Inc. (“EAU”, or the “Company”) appointed Ted Jacoby, Jr., as a member of the Board of Directors. The Board also appointed Mr. Jacoby as a member of the Audit Committee and the Compensation Committee. The Company’s press release announcing Mr. Jacoby’s appointment is filed herewith as Exhibit 99.1.

Mr. Jacoby is currently President and Chief executive Officer of T.C. Jacoby & Co., the leading independent distributor of bulk dairy products including raw milk, cream, condensed milk, powdered milk, butter and cheese in the U.S.  Mr. Jacoby has expanded T.C. Jacoby to numerous international markets. Mr. Jacoby is an active member of the international dairy community serving on the Board of Directors of the U.S. Dairy Export Committee Council since 1995.  He currently serves on the Trade Policy Committee.   T.C. Jacoby & Company is a member of many other prominent dairy trade organizations including the International Dairy Foods Association, California Milk Processors Association and Associate Member of National Milk Producers Federation. Mr. Jacoby received his Bachelor of Science degree in Agriculture from the Missouri College of Agriculture, Food, and Natural Resources.  After graduation, Mr. Jacoby proudly served in the United States Marine Corp for four years.

There is no arrangement or understanding between Mr. Jacoby and any other person pursuant to which Mr. Jacoby was elected as a director of the Company. There are no transactions in which Mr. Jacoby has no interest requiring disclosure under Item 404(a) of Regulation S-B.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of Bylaws. On January 12, 2007, the Board approved the Amended and Restated Bylaws of the Company. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.3.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable

(c) Shell Company Transactions.
Not Applicable

(d) Exhibits.

Exhibit Number	Description
3.3	Amended and Restated Bylaws as of January 12, 2007

99.1	Press Release dated September 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EAU Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAU TECHNOLOGIES, INC.

Date: September 12, 2007	By:	/s/ Wade R. Bradley
Wade R. Bradley
Title Chief Executive Officer